INVENTORY, NET (Tables)	12 Months Ended
Dec. 31, 2021
Inventories [Abstract]
Disclosure of current inventories

(US$ MILLIONS)	2021	2020
Raw materials and consumables	$1,340	$980
Fuel products (1)	727	648
Work in progress	723	638
RTFO certificates (2)	391	365
Finished goods and other (3)	1,331	1,065
Carrying amount of inventories	$4,512	$3,696
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(1)Fuel products that are traded in active markets are purchased with a view to resell in the near future. As a result, these stocks of fuel products are recorded at fair value based on quoted market prices.
(2)RTFO certificates held for trading as at December 31, 2021 have a fair value of $nil (December 31, 2020: $25 million). There is no externally quoted marketplace for the valuation of RTFO certificates. In order to value these contracts, the partnership has adopted a pricing methodology combining both observable inputs based on market data and assumptions developed internally based on observable market activity.
(3)Finished goods and other are mainly composed of finished goods inventory in the infrastructure services and industrials segments.

Disclosure of inventory obsolescence provision	The amount of inventory written down was as follows:

(US$ MILLIONS)	2021	2020	2019
Inventory obsolescence provision - beginning	$55	$33	$19
Add: increase in provision	35	55	22
Deduct: inventory obsolescence write off	(20)	(34)	(8)
Impact of foreign exchange	(1)	1	—
Inventory obsolescence provision - ending	$69	$55	$33